Exhibit 99.1

Lucid Group, Inc. Announces Proposed Convertible Senior Notes Offering

NEWARK, CALIFORNIA (PRNewswire) April 2, 2025 — Lucid Group, Inc. (Nasdaq: LCID) today announced its intention to offer, subject to market and other conditions, $1,000,000,000 aggregate principal amount of convertible senior notes due 2030 in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Lucid also expects to grant the initial purchasers of the notes an option, for settlement within a period of 13 days from, and including, the date the notes are first issued, to purchase up to an additional $100,000,000 principal amount of notes.

The Notes

The notes will be senior, unsecured obligations of Lucid, will accrue interest payable semi-annually in arrears, and will mature on April 1, 2030, unless earlier repurchased, redeemed, or converted. Noteholders will only have the right to convert their notes in certain circumstances and during specified periods. Lucid will settle conversions of notes by paying or delivering, as applicable, cash, shares of its Class A common stock, or a combination of cash and shares of its common stock, at Lucid’s election. The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at Lucid’s option at any time, and from time to time, on or after April 6, 2028 and on or before the 31st scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Lucid’s common stock exceeds 130% of the conversion price for a specified period of time and certain liquidity conditions are satisfied. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

Lucid intends to use the net proceeds of the offering, after deducting the initial purchasers’ discounts and commissions and its estimated offering expenses, to (i) repurchase a portion of its outstanding 1.25% Convertible Senior Notes due 2026 and (ii) pay the cost of the capped call transactions described below. To the extent there are any remaining net proceeds from this offering, Lucid intends to use such remainder for general corporate purposes.

Capped Call Transactions

In connection with the offering, Lucid expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the notes or their respective affiliates and/or other financial institutions. The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of Lucid’s common stock that will initially underlie the notes. The capped call transactions are expected generally to reduce potential dilution to Lucid’s common stock upon conversion of the notes and/or offset any cash payments that Lucid could be required to make in excess of the principal amount of any converted notes upon conversion thereof, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, Lucid expects to enter into additional capped call transactions with the capped call counterparties.

Repurchases of Outstanding 2026 Notes

Concurrently with the offering, Lucid expects to enter into one or more separate and individually negotiated transactions with one or more holders of the 2026 notes to repurchase for cash a portion of the 2026 notes on terms to be negotiated with each holder.

Ayar Prepaid Forward Transaction

In connection with the pricing of the notes, Lucid expects Ayar Third Investment Company (“Ayar”), a wholly-owned subsidiary of the Public Investment Fund of Saudi Arabia to enter into a privately negotiated prepaid forward transaction with a forward counterparty that is an affiliate of one of the initial purchasers, pursuant to which Ayar will purchase a number of shares of Lucid’s common stock with delivery expected to occur on or about the maturity date for the notes, subject to the ability of the forward counterparty to elect to settle all or a portion of the prepaid forward transaction early. Subject to the conditions set forth in the agreement governing the prepaid forward transaction, the prepaid forward transaction will be settled physically, subject to Ayar’s option to elect cash settlement of the prepaid forward transaction. Lucid will not be a party to the prepaid forward transaction.

The prepaid forward transaction is generally intended to facilitate privately negotiated derivative transactions, including swaps, between the forward counterparty or its affiliates and investors in the notes relating to Lucid’s common stock by which investors in the notes will hedge their investments in the notes. Ayar’s entry into the prepaid forward transaction with the forward counterparty and the entry by the forward counterparty into derivative transactions in respect of Lucid’s common stock with the investors of the notes could have the effect of increasing (or reducing the size of any decrease in) the market price of Lucid’s common stock concurrently with, or shortly after, the pricing of the notes and effectively raising the initial conversion price of the notes.

The offer and sale of the notes and any shares of Lucid’s common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of Lucid’s common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

Additional information about the transactions described in this press release can be found in the Current Report on Form 8-K that Lucid intends to file with the Securities and Exchange Commission on the same date of this press release.

About Lucid Group

Lucid (NASDAQ: LCID) is a Silicon Valley-based technology company focused on creating the most advanced EVs in the world. The award-winning Lucid Air and new Lucid Gravity deliver best-in-class performance, sophisticated design, expansive interior space and unrivaled energy efficiency. Lucid assembles both vehicles in its state-of-the-art, vertically integrated factory in Arizona. Through its industry-leading technology and innovations, Lucid is advancing the state-of-the-art of EV technology for the benefit of all.

Investor Relations Contact

investor@lucidmotors.com

Media Contact

media@lucidmotors.com

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering and capped call transactions, the anticipated effects of entering into the capped call transactions, the intended use of the net proceeds from the offering, including the 2026 notes repurchases, and the anticipated terms of the prepaid forward transaction. Actual events and circumstances may differ from these forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties. Among those risks and uncertainties are market conditions, including market interest rates, the trading price and volatility of Lucid’s common stock and risks relating to Lucid’s business, including those factors discussed under the heading “Risk Factors” in Part I, Item 1A of Lucid’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as in other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Lucid may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offering or the notes or its ability to effectively apply the net proceeds as described above. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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